A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

In this Current Report on Form 8-K/A, the terms "we", "us", "our" and the “Company” refer to Generation Income Properties, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

Explanatory Note

On March 15, 2022, we filed a Current Report on Form 8-K, or the Original Form 8-K, to report that Generation Income Properties, L.P., the operating partnership (the “Operating Partnership”) of the Company, completed the acquisition of a ground lease interest in land and a fee simple interest in improvements which constitute an 88,400 square-foot, single-tenant retail chain department store in Tucson, Arizona (the “Arizona Property”), at a purchase price of approximately $7,300,000, excluding transaction costs.  We are amending the Original Form 8-K to provide the historical financial statements required by Item 9.01(a) of Form 8-K and to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and pro forma information were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K. This amendment reports no other updates or amendments to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K/A includes (i) the Statement of Revenues and Certain Operating Expenses of the Arizona Property for the year ended December 31, 2021 (audited), pursuant to the requirements of Rule 3-14 of Regulation S-X, and (ii) the unaudited pro forma financial information for the Company for the year ended December 31, 2021, which gives effect to the acquisition of the Arizona Property as if the acquisition occurred on January 1, 2021.  The historical financial statements listed in Item 9.01(a) present the results of operations of the Arizona Property during periods prior to the acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, items of expense which we expect may not be comparable to our expected future operations.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of the Arizona Property are attached hereto as Exhibit 99.2 and incorporated by reference herein:

Independent Auditors' Report Statement of Revenues and Certain Operating Expenses for the Year Ended December 31, 2021 (audited)
Notes to Statement of Revenues and Certain Operating Expenses

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information for the Company is attached as Exhibit 99.3 and incorporated by reference herein:

The Unaudited Pro Forma Consolidated Statement of Operations for the Company giving effect to the acquisition of the Arizona Property as if such acquisition occurred on January 1, 2021 is attached as Exhibit 99.3 and incorporated by reference herein.

The Unaudited Pro Forma Balance Sheet for the Company giving effect to the acquisition of the Arizona Property as if the acquisition occurred on December 31, 2021 is attached as Exhibit 99.3 and incorporated by reference herein.

The Unaudited Pro Forma Statement of Taxable Operating Results and Cash to be Made Available by Operations for the Company

giving effect to the acquisition of the Arizona Property as if such acquisition occurred on January 1, 2021 is attached as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K/A are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated January 19, 2022, between Generation Income Properties, LP and NSHE Bassett, LLC.
10.2	Assignment and Assumption of Purchase and Sale Agreement, effective as of February 23, 2022, by and between Generation Income Properties, LP and GIPAZ 199 North Pantano Road, LLC.
10.3

Lease Agreement, dated as of January 30, 2003, between Continental 34 Fund Limited Partnership, as landlord, and Kohl’s Department Stores, Inc., as tenant, as amended by that certain first amendment to lease, dated June 10, 2003, as amended by that certain second amendment to lease, dated February 6, 2020.

10.4	Land Lease Agreement, dated as of January 30, 2003, between October 23rd Group LLC., as landlord, and NSHE Bassett, LLC., as tenant.
10.5	Assignment and Assumption of Underlying Lease and Security Deposit, dated March 9, 2022, by and between NSHE Bassett, LLC and GIPAZ 199 North Pantano Road, LLC.
10.6

Assignment and Assumption of Lease, Security Deposit and Guaranty, dated March 9, 2022, by and between NSHE Bassett, LLC and GIPAZ 199 North Pantano Road, LLC. Guaranty, dated January 30, 2003, by Kohl’s Corporation in favor of NSHE Bassett, LLC.

10.7	Promissory Note, dated March 9, 2022, issued by GIPAZ 199 North Pantano Road, LLC, as borrower, in favor of American Momentum Bank, as lender.
10.8	Loan Agreement, dated March 9, 2022, by and between GIPAZ 199 North Pantano Road, LLC and American Momentum Bank.
10.9	Absolute Guaranty of Payment and Performance, dated March 9, 2022, by David Sobelman and Generation Income Properties, LP in favor of American Momentum Bank.
23.1	Consent of Independent Auditor
99.1	Press Release dated March 11, 2022.
99.2*	Financial Statements of the Kohl’s Property.
99.3*	Unaudited Pro Forma Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

** Certain schedules have been omitted from this Exhibit pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of the omitted schedule to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Income Properties Inc. By: /s/ Allison Davies Allison Davies Chief Financial Officer

Date: May 23, 2022